UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2013 (March 19, 2013)
Education Management Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania             001-34466             25-1119571
(State or Other jurisdiction        (Commission            (IRS Employer
    of incorporation)            File Number)            Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania        15222
  (Address of principal executive offices)                (Zip code)
Registrant's telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - Other Events

On March 19, 2013, Education Management Corporation (the “Company”) received a subpoena from the Division of Enforcement of the Securities and Exchange Commission (“SEC”) requesting documents and information relating to the Company's valuation of goodwill and to its bad debt allowance for student receivables. The Company intends to cooperate with the SEC in its investigation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDUCATION MANAGEMENT CORPPORATION
By:      /s/ Edward H. West
Edward H. West
President and Chief Executive Officer
Date: March 22, 2013